UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 9, 2012

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 9, 2012, Jamba, Inc. (the “Company”) issued a press release reiterating its fiscal year 2011 guidance and announcing its 2012 “BLEND” Plan 2.0. The press release is attached hereto as Exhibit 99.1.

The information provided in this Item 2.02 shall not be deemed “filed” for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release reiterating fiscal year 2011 guidance and announcing 2012 “BLEND” Plan 2.0, dated January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: January 10, 2012	By:	/s/ Karen L. Luey
Karen L. Luey Chief Financial Officer, Chief Administrative Officer, Executive Vice President